Exhibit 99.2

Recast Shipment Volume and
Unaudited Financial Information

2022 vs. 2021

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Key Terms, Definitions and Explanatory Notes

General
• “PMI” refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.

• In November 2022, we acquired Swedish Match AB ("Swedish Match") - a leader in oral nicotine delivery - creating a global smoke-free combination led by the companies' IQOS and ZYN brands.

Our consolidated statements of earnings for the year ended December 31, 2022, include the results of operations of Swedish Match from November 11, 2022 (acquisition date) to December 31, 2022. The operating results of Swedish Match were included in a separate segment for 2022 and 2023.

Following the combination and the progress in 2023 toward the integration of the Swedish Match business into the existing PMI regional segment structure, we are updating our segment reporting by including Swedish Match results in the four existing geographical segments. As of the first quarter of 2024, we will report on this basis.

• The recast 2022 and 2021 shipment volumes and financial information in this document reflect the integration of the Swedish Match business into the existing PMI geographical segment structure (announced on February 8, 2024). PMI’s organic growth rates, shipment volumes and financials for total PMI and Wellness & Healthcare, as well as periods prior to fourth-quarter 2022 do not differ from previously disclosed results.

• Comparisons are made to the same prior-year period unless otherwise stated. • "Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.

• "Total Oral Products volume" is defined as oral smoke-free product volume excluding snuff, snuff leaf and U.S. chew.

Financial
• Adjusted net revenues in 2021 exclude the impact related to the Saudi Arabia customs assessments.

• "Adjusted Operating Income Margin" is calculated as adjusted operating income divided by adjusted net revenues.

• Management reviews net revenues, gross profit, operating income, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI includes adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any. While amortization expense on acquisition related intangible assets is excluded in these adjusted measures, the net revenues generated from these acquired intangible assets are included in the company's adjusted measures, unless otherwise stated. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results.

• Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.

• Non-GAAP measures used in this release should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the relevant schedules provided with this report.

Smoke-Free Products
• Smoke-free products ("SFPs") is the term PMI primarily uses to refer to all of its products that are not combustible tobacco products, such as heat-not-burn, e-vapor, and oral nicotine. In addition, SFPs include wellness and healthcare products, as well as consumer accessories such as lighters and matches.

• Reduced-risk products (“RRPs”) is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI's RRPs are smoke-free products that contain and/or generate far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke.

• Wellness and Healthcare products primarily refer to products associated with inhaled therapeutics and oral and intra-oral delivery systems that are included in the operating results of PMI's new Wellness and Healthcare business, Vectura Fertin Pharma.

• "Heated tobacco units" or "HTU" is the term PMI uses to refer to heated tobacco consumables, which include our BLENDS, DELIA, HEETS, HEETS Creations,
HEETS Dimensions (defined collectively as "HEETS"), Marlboro HeatSticks, SENTIA, TEREA, TEREA CRAFTED, and TEREA Dimensions, as well as the KT&G licensed brands, Fiit and Miix (outside of South Korea). HTU's also include zero tobacco heat-not-burn consumables (LEVIA).

• "SSEA, CIS & MEA" stands for South & Southeast Asia, Commonwealth of Independent States, and Middle East & Africa.

• "EA, AU & PMI DF" stands for East Asia, Australia and PMI Duty Free.

														Schedule 1
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Oral Products Shipment Volume
(million cans)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change	2022	2021	% Change
Nicotine Pouches
Europe	1.0	—	—%	0.9	—	—%	0.8	0.5	69.2%	5.1	0.6	+100.0%	7.8	1.1	+100.0%
SSEA, CIS & MEA	—	—	—%	—	—	—%	—	—	—%	0.1	—	—%	0.1	—	—%
EA, AU & PMI DF	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Americas	—	—	—%	—	—	—%	—	—	—%	34.5	—	—%	34.5	—	—%
Total PMI	1.0	—	—%	0.9	—	—%	0.8	0.5	69.2%	39.8	0.6	+100.0%	42.5	1.1	+100.0%

Snus
Europe	2.5	—	—%	5.0	0.5	+100.0%	4.4	2.8	56.4%	42.0	2.9	+100.0%	53.9	6.2	+100.0%
SSEA, CIS & MEA	—	—	—%	—	—	(100.0)%	—	—	(100.0)%	—	—	—%	—	—	(100.0)%
EA, AU & PMI DF	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Americas	—	—	—%	—	—	—%	—	—	—%	0.8	—	+100.0%	0.9	—	+100.0%
Total PMI	2.5	—	—%	5.1	0.5	+100.0%	4.4	2.8	57.6%	42.8	2.9	+100.0%	54.8	6.2	+100.0%

Moist Snuff
Europe	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
SSEA, CIS & MEA	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
EA, AU & PMI DF	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Americas	—	—	—%	—	—	—%	—	—	—%	16.0	—	—%	16.0	—	—%
Total PMI	—	—	—%	—	—	—%	—	—	—%	16.0	—	—%	16.0	—	—%

Total Oral Products
Europe	3.5	—	—%	5.9	0.5	+100.0%	5.1	3.2	58.2%	47.2	3.5	+100.0%	61.8	7.3	+100.0%
SSEA, CIS & MEA	—	—	—%	—	—	(100.0)%	—	—	(100.0)%	0.1	—	—%	0.1	—	+100.0%
EA, AU & PMI DF	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Americas	—	—	—%	—	—	—%	—	—	—%	51.3	—	+100.0%	51.4	—	+100.0%
Total PMI	3.5	—	—%	6.0	0.5	+100.0%	5.2	3.2	59.2%	98.6	3.5	+100.0%	113.2	7.3	+100.0%
Note: Total Oral Products exclude snuff, snuff leaf and U.S. chew. Sum may not foot due to rounding and "-" indicates volumes from 0 to 0.1 million.

								Schedule 2 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended December 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2022					Combustible Tobacco	2021	% Change
$ 1,698	$ (291)	$ 1,989	$ —	$ 1,989	Europe	$ 2,065	(17.8)%	(3.7)%	(3.7)%
2,321	(144)	2,465	—	2,465	SSEA, CIS & MEA	2,298	1.0%	7.3%	7.3%
617	(74)	691	—	691	EA, AU & PMI DF	727	(15.1)%	(4.9)%	(4.9)%
578	2	576	70	506	Americas	490	17.9%	17.5%	3.3%
$ 5,214	$ (508)	$ 5,722	$ 70	$ 5,652	Total Combustible Tobacco	$ 5,579	(6.6)%	2.6%	1.3%

2022					Smoke-free excl. W&H	2021	% Change
$ 1,469	$ (229)	$ 1,698	$ 103	$ 1,595	Europe	$ 1,177	24.8%	44.2%	35.5%
365	16	349	—	349	SSEA, CIS & MEA	315	15.7%	10.6%	10.6%
861	(147)	1,008	—	1,008	EA, AU & PMI DF	898	(4.1)%	12.2%	12.2%
171	(1)	172	143	29	Americas	33	+100%	+100%	(12.1)%
$ 2,866	$ (360)	$ 3,226	$ 246	$ 2,980	Total Smoke-free excl. W&H	$ 2,424	18.3%	33.1%	23.0%

2022					Wellness & Healthcare	2021	% Change
$ 72	$ (10)	$ 82	$ —	$ 82	Wellness & Healthcare	$ 101	(28.7)%	(18.8)%	(18.8)%

2022					Smoke-free incl. W&H	2021	% Change
$ 2,938	$ (370)	$ 3,308	$ 246	$ 3,062	Total Smoke-free incl. W&H	$ 2,525	16.4%	31.0%	21.3%

2022					PMI	2021	% Change
$ 3,167	$ (520)	$ 3,687	$ 103	$ 3,584	Europe	$ 3,242	(2.3)%	13.7%	10.5%
2,686	(128)	2,814	—	2,814	SSEA, CIS & MEA	2,613	2.8%	7.7%	7.7%
1,478	(221)	1,699	—	1,699	EA, AU & PMI DF	1,625	(9.0)%	4.6%	4.6%
749	1	748	213	535	Americas	523	43.2%	43.0%	2.3%
72	(10)	82	—	82	Wellness & Healthcare	101	(28.7)%	(18.8)%	(18.8)%
$ 8,152	$ (878)	$ 9,030	$ 316	$ 8,714	Total PMI	$ 8,104	0.6%	11.4%	7.5%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

									Schedule 2 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Full Year Ended December 31	Net Revenues		Total	Excluding Currency	Excluding Currency & Acquisitions

2022					Combustible Tobacco	2021		% Change
$ 7,694	$ (931)	$ 8,624	$ —	$ 8,624	Europe	$ 8,767		(12.2)%	(1.6)%	(1.6)%
9,173	(456)	9,629	—	9,629	SSEA, CIS & MEA	8,734	(a)	5.0%	10.2%	10.2%
2,831	(243)	3,074	—	3,074	EA, AU & PMI DF	2,861		(1.0)%	7.5%	7.5%
1,874	(13)	1,887	70	1,818	Americas	1,706		9.9%	10.6%	6.5%
$ 21,572	$ (1,643)	$ 23,214	$ 70	$ 23,144	Total Combustible Tobacco	$ 22,067		(2.2)%	5.2%	4.9%

2022					Smoke-free excl. W&H	2021		% Change
$ 5,278	$ (645)	$ 5,924	$ 113	$ 5,811	Europe	$ 4,388		20.3%	35.0%	32.4%
1,294	37	1,257	—	1,257	SSEA, CIS & MEA	1,124		15.1%	11.8%	11.8%
3,105	(392)	3,497	—	3,497	EA, AU & PMI DF	3,587		(13.5)%	(2.5)%	(2.5)%
242	(2)	244	143	100	Americas	137		76.3%	77.5%	(26.8)%
$ 9,919	$ (1,002)	$ 10,922	$ 256	$ 10,666	Total Smoke-free excl. W&H	$ 9,237		7.4%	18.2%	15.5%

2022					Wellness & Healthcare	2021		% Change
$ 271	$ (11)	$ 282	$ 189	$ 93	Wellness & Healthcare	$ 101		+100%	+100%	(7.9)%

2022					Smoke-free incl. W&H	2021		% Change
$ 10,190	$ (1,013)	$ 11,204	$ 445	$ 10,759	Total Smoke-free incl. W&H	$ 9,338		9.1%	20.0%	15.2%

2022					PMI	2021		% Change
$ 12,972	$ (1,576)	$ 14,548	$ 113	$ 14,435	Europe	$ 13,155		(1.4)%	10.6%	9.7%
10,467	(419)	10,886	—	10,886	SSEA, CIS & MEA	9,858	(a)	6.2%	10.4%	10.4%
5,936	(635)	6,571	—	6,571	EA, AU & PMI DF	6,448		(7.9)%	1.9%	1.9%
2,116	(15)	2,131	213	1,918	Americas	1,843		14.8%	15.6%	4.1%
271	(11)	282	189	93	Wellness & Healthcare	101		+100%	+100%	(7.9)%
$ 31,762	$ (2,656)	$ 34,418	$ 515	$ 33,903	Total PMI	$ 31,405		1.1%	9.6%	8.0%
(a) Includes a reduction in net revenues of $246 million related to the Saudi Arabia customs assessment
Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 3
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Special Items	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui- sitions	Adjusted Net Revenues excluding Currency & Acqui- sitions		Net Revenues	Special Items (a)	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acqui- sitions

2022							Quarters Ended December 31,	2021			% Change
$ 3,167	$ —	$ 3,167	$ (520)	$ 3,687	$ 103	$ 3,584	Europe	$ 3,242	$ —	$ 3,242	(2.3)%	13.7%	10.5%
2,686	—	2,686	(128)	2,814	—	2,814	SSEA, CIS & MEA	2,613	—	2,613	2.8%	7.7%	7.7%
1,478	—	1,478	(221)	1,699	—	1,699	EA, AU & PMI DF	1,625	—	1,625	(9.0)%	4.6%	4.6%
749	—	749	1	748	213	535	Americas	523	—	523	43.2%	43.0%	2.3%
72	—	72	(10)	82	—	82	Wellness & Healthcare	101	—	101	(28.7)%	(18.8)%	(18.8)%
$ 8,152	$ —	$ 8,152	$ (878)	$ 9,030	$ 316	$ 8,714	Total PMI	$ 8,104	$ —	$ 8,104	0.6%	11.4%	7.5%

2022							Years Ended December 31,	2021			% Change
$ 12,972	$ —	$ 12,972	$ (1,576)	$ 14,548	$ 113	$ 14,435	Europe	$ 13,155	$ —	$ 13,155	(1.4)%	10.6%	9.7%
10,467	—	10,467	(419)	10,886	—	10,886	SSEA, CIS & MEA	9,858	(246)	10,104	3.6%	7.7%	7.7%
5,936	—	5,936	(635)	6,571	—	6,571	EA, AU & PMI DF	6,448	—	6,448	(7.9)%	1.9%	1.9%
2,116	—	2,116	(15)	2,131	213	1,918	Americas	1,843	—	1,843	14.8%	15.6%	4.1%
271	—	271	(11)	282	189	93	Wellness & Healthcare	101	—	101	+100%	+100%	(7.9)%
$ 31,762	$ —	$ 31,762	$ (2,656)	$ 34,418	$ 515	$ 33,903	Total PMI	$ 31,405	$ (246)	$ 31,651	0.4%	8.7%	7.1%

(a) Represents the reduction in net revenues of $246 million related to the Saudi Arabia customs assessment.

								Schedule 4
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2022					Quarters Ended December 31	2021	% Change
$ 1,329	$ (272)	$ 1,601	$ (26)	$ 1,627	Europe	$ 1,353	(1.8)%	18.3%	20.3%
855	(21)	876	—	876	SSEA, CIS & MEA	844	1.3%	3.8%	3.8%
678	(113)	791	—	791	EA, AU & PMI DF	631	7.4%	25.4%	25.4%
104	(15)	119	4	115	Americas	120	(13.3)%	(0.8)%	(4.2)%
(42)	6	(48)	—	(48)	Wellness & Healthcare	(1)	(100)%	(100)%	(100)%
$ 2,924	$ (415)	$ 3,339	$ (22)	$ 3,361	Total PMI	$ 2,947	(0.8)%	13.3%	14.0%

2022					Full Year Ended December 31	2021	% Change
$ 5,776	$ (1,029)	$ 6,805	$ (28)	$ 6,833	Europe	$ 6,409	(9.9)%	6.2%	6.6%
3,864	(99)	3,963	—	3,963	SSEA, CIS & MEA	3,295	17.3%	20.3%	20.3%
2,424	(376)	2,800	—	2,800	EA, AU & PMI DF	2,836	(14.5)%	(1.3)%	(1.3)%
440	(11)	451	4	447	Americas	487	(9.7)%	(7.4)%	(8.2)%
(258)	8	(266)	(72)	(194)	Wellness & Healthcare	(52)	(100)%	(100)%	(100)%
$ 12,246	$ (1,507)	$ 13,753	$ (96)	$ 13,849	Total PMI	$ 12,975	(5.6)%	6.0%	6.7%

												Schedule 5
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Special Items (a)	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Special Items (a)	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2022							Quarters Ended December 31	2021			% Change
$ 1,329	$ (19)	$ 1,348	$ (272)	$ 1,620	$ 31	$ 1,589	Europe	$ 1,353	$ (23)	$ 1,376	(2.0)%	17.7%	15.5%
855	38	817	(21)	838	—	838	SSEA, CIS & MEA	844	(19)	863	(5.3)%	(2.9)%	(2.9)%
678	31	647	(113)	760	—	760	EA, AU & PMI DF	631	(23)	654	(1.1)%	16.2%	16.2%
104	(89)	193	(15)	208	98	110	Americas	120	(4)	124	55.6%	67.7%	(11.3)%
(42)	(13)	(29)	6	(35)	—	(35)	Wellness & Healthcare	(1)	(18)	17	(100)%	(100)%	(100)%
$ 2,924	$ (52)	$ 2,976	$ (415)	$ 3,391	$ 129	$ 3,262	Total PMI	$ 2,947	$ (87)	$ 3,034	(1.9)%	11.8%	7.5%

2022							Full Year Ended December 31	2021			% Change
$ 5,776	$ (299)	$ 6,075	$ (1,029)	$ 7,104	$ 29	$ 7,075	Europe	$ 6,409	$ (109)	$ 6,518	(6.8)%	9.0%	8.5%
3,864	(56)	3,920	(99)	4,019	—	4,019	SSEA, CIS & MEA	3,295	(319)	3,614	8.5%	11.2%	11.2%
2,424	(28)	2,452	(376)	2,828	—	2,828	EA, AU & PMI DF	2,836	(95)	2,931	(16.3)%	(3.5)%	(3.5)%
440	(108)	548	(11)	559	98	461	Americas	487	(17)	504	8.7%	10.9%	(8.5)%
(258)	(171)	(87)	8	(95)	(28)	(67)	Wellness & Healthcare	(52)	(69)	17	(100)%	(100)%	(100)%
$ 12,246	$ (662)	$ 12,908	$ (1,507)	$ 14,415	$ 99	$ 14,316	Total PMI	$ 12,975	$ (609)	$ 13,584	(5.0)%	6.1%	5.4%

(a) For details on Special Items, refer to Schedule 6

				Schedule 6 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (unaudited)

	Quarter Ended December 31	Full Year Ended December 31	Quarter Ended December 31	Full Year Ended December 31
	2022	2022	2021	2021
PMI
Reported Operating Income	$ 2,924	$ 12,246	$ 2,947	$ 12,975
Asset impairment and exist costs	—	—	(46)	(216)
Asset acquisition cost	—	—	—	(51)
Saudi Arabia customs assessment	—	—	—	(246)
Impairment of goodwill and other intangibles	—	(112)	—	—
Amortization of intangibles	(58)	(159)	(41)	(96)
Charges related to the war in Ukraine	(23)	(151)	—	—
Costs associated with Swedish Match AB offer	154	(115)	—	—
Swedish Match AB acquisition accounting related items	(125)	(125)	—	—
Adjusted Operating Income	$ 2,976	$ 12,908	$ 3,034	$ 13,584

Europe
Reported Operating Income	$ 1,329	$ 5,776	$ 1,353	$ 6,409
Asset impairment and exist costs	—	—	(13)	(72)
Amortization of intangibles	(19)	(47)	(10)	(37)
Charges related to the war in Ukraine	(23)	(151)	—	—
Costs associated with Swedish Match AB offer	71	(53)	—	—
Swedish Match AB acquisition accounting related items	(48)	(48)	—	—
Adjusted Operating Income	$ 1,348	$ 6,075	$ 1,376	$ 6,518

SSEA, CIS & MEA
Reported Operating Income	$ 855	$ 3,864	$ 844	$ 3,295
Asset impairment and exist costs	—	—	(9)	(45)
Amortization of intangibles	(5)	(23)	(10)	(28)
Saudi Arabia customs assessment	—	—	—	(246)
Costs associated with Swedish Match AB offer	43	(33)	—	—
Adjusted Operating Income	$ 817	$ 3,920	$ 863	$ 3,614

				Schedule 6 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (unaudited)

	Quarter Ended December 31	Full Year Ended December 31	Quarter Ended December 31	Full Year Ended December 31
	2022	2022	2021	2021
EA, AU & PMI DF
Reported Operating Income	$ 678	$ 2,424	$ 631	$ 2,836
Asset impairment and exist costs	—	—	(22)	(91)
Amortization of intangibles	(1)	(4)	(1)	(4)
Costs associated with Swedish Match AB offer	32	(24)	—	—
Adjusted Operating Income	$ 647	$ 2,452	$ 654	$ 2,931

Americas
Reported Operating Income	$ 104	$ 440	$ 120	$ 487
Asset impairment and exist costs	—	—	(2)	(8)
Amortization of intangibles	(20)	(26)	(2)	(9)
Costs associated with Swedish Match AB offer	8	(5)	—	—
Swedish Match AB acquisition accounting related items	(77)	(77)	—	—
Adjusted Operating Income	$ 193	$ 548	$ 124	$ 504

Wellness & Healthcare
Reported Operating Income	$ (42)	$ (258)	$ (1)	$ (52)
Amortization of intangibles	(13)	(59)	(18)	(18)
Asset acquisition cost	—	—	—	(51)
Impairment of goodwill and other intangibles	—	(112)	—	—
Adjusted Operating Income	$ (29)	$ (87)	$ 17	$ 17

														Schedule 7
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Adjusted Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (a)	Adjusted Net Revenues excluding Currency & Acqui- sitions (b)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (a)	Adjusted Net Revenues (b)	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2022									Quarters Ended December 31	2021			% Points Change
$ 1,348	$ 3,167	42.6%	$ 1,620	$ 3,687	43.9%	$ 1,589	$ 3,584	44.3%	Europe	$ 1,376	$ 3,242	42.4%	0.2	1.5	1.9
817	2,686	30.4%	838	2,814	29.8%	838	2,814	29.8%	SSEA, CIS & MEA	863	2,613	33.0%	(2.6)	(3.2)	(3.2)
647	1,478	43.8%	760	1,699	44.7%	760	1,699	44.7%	EA, AU & PMI DF	654	1,625	40.2%	3.6	4.5	4.5
193	749	25.8%	208	748	27.8%	110	535	20.6%	Americas	124	523	23.7%	2.1	4.1	(3.1)
(29)	72	(40.3)%	(35)	82	(42.7)%	(35)	82	(42.7)%	Wellness & Healthcare	17	101	16.8%	(57.1)	(59.5)	(59.5)
$ 2,976	$ 8,152	36.5%	$ 3,391	$ 9,030	37.6%	$ 3,262	$ 8,714	37.4%	Total PMI	$ 3,034	$ 8,104	37.4%	(0.9)	0.2	—

2022									Full Year Ended December 31	2021			% Points Change
$ 6,075	$ 12,972	46.8%	$ 7,104	$ 14,548	48.8%	$ 7,075	$ 14,435	49.0%	Europe	$ 6,518	$ 13,155	49.5%	(2.7)	(0.7)	(0.5)
3,920	10,467	37.5%	4,019	10,886	36.9%	4,019	10,886	36.9%	SSEA, CIS & MEA	3,614	10,104	35.8%	1.7	1.1	1.1
2,452	5,936	41.3%	2,828	6,571	43.0%	2,828	6,571	43.0%	EA, AU & PMI DF	2,931	6,448	45.5%	(4.2)	(2.5)	(2.5)
548	2,116	25.9%	559	2,131	26.2%	461	1,918	24.0%	Americas	504	1,843	27.3%	(1.4)	(1.1)	(3.3)
(87)	271	(32.1)%	(95)	282	(33.7)%	(67)	93	(71.6)%	Wellness & Healthcare	17	101	16.8%	(48.9)	(50.5)	(88.8)
$ 12,908	$ 31,762	40.6%	$ 14,415	$ 34,418	41.9%	$ 14,316	$ 33,903	42.2%	Total PMI	$ 13,584	$ 31,651	42.9%	(2.3)	(1.0)	(0.7)

(a) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 5
(b) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions, refer to Schedule 3